SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 15, 2008

SupportSave Solutions, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-143901	98-0534639
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1451 Danville Blvd., Suite 201 , Alamo, CA	94501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (925) 304-4400

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On October 29, 2008, SupportSave Solutions, Inc. (the “Company”) announced in a Current Report on Form 8-K that it entered into an agreement, through SupportSave Investments, LLC, a newly-formed, wholly-owned subsidiary, with Countrywide Home Loans, Inc., to purchase an investment property located in Boca Raton, Florida.   On December 15, 2008, we completed due diligence, closed the transaction and paid a total of $267,832.68 (including the $2500 deposit) for the property.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SupportSave Solutions, Inc.

/s/ Christopher Johns
Christopher Johns
President / CEO

Date: December 23, 2008